                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-13486               43-1695093
 (State or Other Jurisdiction        (Commission File         (IRS Employer
       of Incorporation)                   Number)           Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2004, the registrant released the results of operations and financial condition for the third quarter, ended October 1, 2004. Attached as
Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's earnings press release dated November 1, 2004.



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit No.               Exhibit
        -----------               -------
           99.1              Press Release, dated November 10, 2004, issued by
                             the registrant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JOHN Q. HAMMONS HOTELS, INC.




                                       By:               /s/ Louis Weckstein
                                                --------------------------------
                                                Name:    Louis Weckstein
                                                Title:   President


Date: November 10, 2004


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                                  EXHIBIT INDEX

Exhibit No.               Exhibit
-----------               -------
  99.1              Press Release, dated November 10, 2004, issued by John Q.
                    Hammons Hotels, Inc.



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